EXHIBIT 32.2
CERTIFICATION UNDER SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Offshore Logistics, Inc. (the “Company”) for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Brian C. Voegele, Chief Financial Officer, Senior Vice President, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian C. Voegele

Name:	Brian C. Voegele
Title:	Senior Vice President and Chief Financial Officer
Date:	December 14, 2005